Note 9. Income Tax Matters: Schedule of Components of Income Tax Expense (Benefit) (Details) - USD ($)	Dec. 31, 2015	Dec. 31, 2014
Details
Current Income Tax Expense (Benefit)	$ (773,200)	$ (598,500)
Effective Income Tax Rate Reconciliation, Change in Deferred Tax Assets Valuation Allowance, Amount	723,100	587,500
Effective Income Tax Rate Reconciliation, Nondeductible Expense, Amount	49,400	8,100
Effective Income Tax Rate Reconciliation, Nondeductible Expense, Other, Amount	$ 700	$ 2,900